UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 16, 2013

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code:
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2013 (the “Initial Form 8-K”), on December 9, 2013, DXP Enterprises, Inc. ("DXP") entered into a Purchase Agreement (the “Purchase Agreement”) with B27, LLC (“B27”) pursuant to which DXP agreed to acquire all of the equity securities and units of B27. The total transaction consideration is approximately $285 million, excluding approximately $1.3 million in transaction costs. The purchase price will be financed with borrowings under DXP’s new $600 million credit facility (to be entered into at or immediately prior to the closing of the acquisition) and approximately $3.0 million of DXP common stock.   Consummation of the transaction remains subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, along with the satisfaction of other customary closing conditions. The Initial Form 8-K is incorporated by reference herein.

This Amendment No. 1 to the Initial Form 8-K amends Item 9.01 of the Initial Form 8-K. This amendment provides the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Initial Form 8-K pursuant to applicable regulation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The audited financial statements of B27 as of December 31, 2012, December 31, 2011 and for the years ended December 31, 2012, December 31, 2011, and December 31, 2010 are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein.

The unaudited interim financial statements of B27 as of September 30, 2013 and for the three and nine months ended September 30, 2013 and 2012 are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The pro forma financial information of DXP as of and for the nine months ended September 30, 2013 and the year ended December 31, 2012 is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

(d)	Exhibits.

Exhibit
No.           Description of Exhibits

10.1
Purchase Agreement, dated as of December 9, 2013, whereby DXP Enterprises, Inc. agreed to acquire all of the equity securities and units of B27, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8K filed with the Commission on December 9, 2013).

23.1	Consent of Henry & Peters, PC.

99.1	Consolidated audited financial statements of B27, LLC as of December 31, 2012 and 2011, and for the years ended December 31, 2012 and 2011.

99.2	Consolidated audited financial statements of B27, LLC as of December 31, 2011 and 2010, and for the years ended December 31, 2011 and 2010.

99.3	Unaudited condensed consolidated interim financial statements of B27, LLC as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.4	Unaudited pro forma financial information of the registrant as of and for the nine months ended September 30, 2013 and the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DXP ENTERPRISES, INC.
December 16, 2013                                                                By:  /s/ MAC MCCONNELL
Mac McConnell
Senior Vice President and Chief Financial Officer